                                                                   EXHIBIT 10.13



            THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.



                         NEXT LEVEL COMMUNICATIONS, INC.
                          COMMON STOCK PURCHASE WARRANT


            This certifies that, for good and valuable consideration, Next Level Communications, Inc., a Delaware corporation (the "Company"), grants to__________________________ (the "Warrantholder") the right to subscribe for and purchase from the Company_____________________ validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), at the purchase price per share of $10.38 (the "Exercise Price"), at any time prior to 5:00 p.m., New York City time on January 13, 2003 (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth. As used herein, "Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York or California.

            1. Exercise of Warrant.

            1.1 Duration and Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part, by the Warrantholder by:

                  (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form (in the form attached hereto as Exhibit A) specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

                  (b) the delivery of payment to the Company, for the account of the Company, in immediately available funds, of


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the Exercise Price for the number of Warrant Shares specified in the Exercise
Form in lawful money of the United States of America.

            1.2 Conversion Right.

                  (a) In lieu of exercising this Warrant by the payment of the Exercise Price in cash, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 1.1 that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant (or the portion thereof being exercised) at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price (or the applicable portion thereof) in effect as of the close of business on the Business Day immediately preceding the exercise of the Conversion Right from the aggregate Fair Market Value (as defined herein) for the shares of Common Stock issuable upon exercise of the Warrant (or the portion thereof being exercised) as of the close of business on the Business Day immediately preceding the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Common Stock as of the close of business on the Business Day immediately preceding the exercise of the Conversion Right.

            (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant Certificate, with a duly executed Exercise Form with the conversion section completed, to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

            (c) "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean the average of the "daily sales prices" of the Common Stock on the Nasdaq National Market on the last 20 Business Days prior to the Determination Date. The "daily sales price" shall be the closing price for bona fide transactions of the Common Stock at the end of each day or, if no such transaction takes place that day, the average of the closing bid and asked prices for such day.

            1.3 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder promptly after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, payment of the Exercise Price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant


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                                                                               3



evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

            1.4 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

            2.  Restrictions on Transfer;
                Restrictive Legends.

            (a) This Warrant may not be offered, sold, transferred, pledged or otherwise disposed of (other than to an affiliate of the Warrantholder), in whole or in part, without the prior written consent of the Company (which shall not be unreasonably withheld).

            (b) Except as otherwise permitted by this Section 2, each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 4) shall be stamped or otherwise imprinted with a legend in substantially the following form:

      THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH


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      COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS
      CORPORATION, IS AVAILABLE.

            Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without such legend if such Warrant Shares have been registered for resale under the Securities Act.

            3. Reservation and Registration of Shares, Etc.

            The Company covenants and agrees as follows:

            (a) All Warrant Shares that are issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens, security interests, charges, and other encumbrances imposed by or through the Company with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

            (b) During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

            4. Loss or Destruction of Warrant.

            Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

            5.  Ownership of Warrant.

            The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

            6.  Certain Adjustments.

            6.1 The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment after the date hereof as follows:

            (a) Stock Dividends. If at any time (i) the Company shall pay a stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been


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                                                                               5



increased by a subdivision or split-up of shares of Common Stock, then, on the date of the payment of such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).


            (b) Combination of Stock. If the number of shares of Common Stock outstanding shall have been decreased by a combination of the outstanding shares of Common Stock (including a reverse stock-split), then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (g).



            (c) Reorganization, etc. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation or merger by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation or merger.


            (d)  Stock and Rights Offering at Less than Fair Market Value.

                  (i) If at any time the Company shall issue to all holders of its Common Stock or sell or fix a record date for the issuance to all holders of its Common Stock of Common Stock at a price per share that is less than Fair Market Value per share of Common Stock (as defined in Section 1.2(c) hereof) on the date of such issuance or such record date then, immediately after the date of such issuance or sale or on such record date, the number of


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                                                                               6



      shares of Common Stock to be delivered upon exercise of this Warrant shall be increased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock such Warrantholder would have been entitled to receive immediately before the date of such issuance or sale or such record date by a fraction, the denominator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Fair Market Value, and the numerator of which will be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock offered for subscription or purchase, and the Exercise Price shall be adjusted as provided below in paragraph
      (g).

                  (ii) If the Company shall at any time distribute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (any of the foregoing being hereinafter in this paragraph
      (d)(ii) called the "Securities"), other than pursuant to a reorganization, reclassification, consolidation or merger described in paragraph (c), then in each such case, unless the Company elects to reserve shares or other units of such Securities for distribution to the Warrantholder upon exercise of the Warrants of such Warrantholder so that, in addition to the shares of the Common Stock to which such Warrantholder is entitled, such Warrantholder will receive upon such exercise the amount and kind of such Securities that such Warrantholder would have received if the Warrantholder had, immediately prior to the record date for the distribution of the Securities, exercised the Warrant, then the number of shares of Common Stock to be delivered to such Warrantholder upon exercise of this Warrant shall be increased so that the Warrantholder thereafter shall be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares such Warrantholder would have been entitled to receive immediately before such record date, had the Warrantholder exercised the Warrant immediately prior thereto by a fraction, the denominator of which shall be the Fair Market Value per share of Common Stock on such record date minus the then fair market value (as reasonably determined by the Board of Directors of the Company), of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock and the numerator of which shall be the Fair Market Value per share of the Common




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      Stock, and the Exercise Price shall be adjusted as provided below in paragraph (g).

                  (iii) For the purpose of making any adjustment required under this Section 6.1(d), the consideration received by the Company for any issue or sale of securities shall (a) to the extent it consists of cash be computed as the gross amount of cash received by the Company before deduction of any expenses payable by the Company and any underwriting or similar commissions, discounts, compensation or concessions paid or allowed by the Company in connection with such issue or sale, (b) to the extent it consists of property other than cash, be computed at the fair value of that property as reasonably determined in good faith by the Board of Directors and (c) if additional shares of Common Stock, securities convertible into Common Stock or rights or options to purchase either additional shares of Common Stock or such convertible securities or are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such additional shares of Common Stock, such convertible securities or rights or options.

            (e) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Fair Market Value per share of Common Stock as of the close of business on the Business Day immediately preceding the exercise of the Warrant.

            (f) Carryover. Notwithstanding any other provision of this Section 6.1, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

            (g) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided pursuant to this Section 6.1, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the


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                                                                               8


denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

            6.2 Notice of Adjustment. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, a notice of such adjustment or adjustments setting forth the number of Warrant Shares and the Exercise Price such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

            7.  Miscellaneous.

            7.1 Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

            7.2 Amendments. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

            7.3 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

            7.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail, as follows:

                  (a) if to the Company at 6085 State Farm Drive, Rohnert Park, CA 94928, Attention: Chief Financial Officer (with a copy to General Instrument Corporation, 101 Tournament Drive, Horsham, PA 19044, Attention: General Counsel); or

                  (b) if to the Warrantholder at c/o Spencer Trask Investors LLC, 535 Madison Avenue, New York, NY 10022,
            Attention:  Kevin Kimberlin.

Any party may by notice given in accordance with this Section designate another address or person for receipt of notices hereunder.


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            7.5 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

            7.6 Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of New York.

            7.7 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

            7.8 Partnership Agreement. The Warrantholder agrees and acknowledges that all of the obligations to the Warrantholder under Section 10.2 of the Agreement of Limited Partnership dated as of January 13, 1998 of Next Level Communications L.P. have been fully satisfied and that the Warrantholder has no further rights thereunder.


            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                    NEXT LEVEL COMMUNICATIONS, INC.


                                    By: _______________________________
                                          Name:
                                          Title:


Acknowledged and Agreed:



___________________________
  Name:



Dated:        , 1999

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                                                                       Exhibit A



                                 EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

            The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase __________ of the Warrant Shares and [herewith tender payment for such Warrant Shares to the order of Next Level Communications, Inc. in the amount of $__________] [hereby exercises its Conversion Right] in accordance with the terms of this Warrant. The undersigned requests that a certificate for [such Warrant Shares] [that number of Warrant Shares to which the undersigned is entitled as calculated pursuant to Section 1.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

            The undersigned represents that it is acquiring such Warrant Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).


Dated:____________________

                                       Signature________________________________


                                       _________________________________________
                                      (Print Name)


                                       _________________________________________
                                       (Street Address)


                                       _________________________________________
                                       (City)  (State)  (Zip Code)




____________________________
Signed in the presence of: